UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802
______________________________________________

UBS Cashfund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Item 1. Reports to Stockholders.

UBS Cashfund Inc.
Annual Report
March 31, 2007

UBS Cashfund Inc.

May 15, 2007

Dear shareholder,
We are pleased to present you with the annual report for UBS Cashfund Inc. (the “Fund”) for the fiscal year ended March 31, 2007.

Performance
The seven-day current yield for the Fund as of March 31, 2007 was 4.82%, virtually unchanged from 4.83% on September 30, 2006. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 4.)	UBS Cashfund Inc.

Investment goal:
Current income, stability of principal and high liquidity

Portfolio manager:
Michael H. Markowitz
UBS Global Asset Management (Americas) Inc.

Commencement:
January 20, 1978

Dividend payments:
Monthly
An interview with Portfolio Manager Michael H. Markowitz
Q.	How would you describe the economic environment during the reporting period?
A.	The US economy, which expanded at a rapid pace in early 2006, showed signs of weakness during the reporting period. After growing 5.6% in the first quarter of 2006, gross domestic product (GDP) moderated over the remainder of the year and into 2007. In the second and third quarters, GDP growth was 2.6% and 2.0%, respectively. The economy then expanded 2.5% in the fourth quarter of 2006. The advance estimate for first quarter 2007 GDP fell to 1.3%. A variety of factors caused the economy to grow at a moderate pace during the reporting period, including the cooling of the housing market and relatively tepid business spending.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	At the beginning of the fiscal year in April 2006, the Fed continued its tightening campaign. It raised the federal funds rate (the interest rate banks charge each other for overnight loans) by 25 basis points (0.25%) on two separate occasions, bringing it to 5.25% by August 2006. In early August, the Fed paused in what had been a series of 17 consecutive rate hikes stretching back to June 2004. The Fed then held rates steady for the duration of the review period, indicating that future rate movements would be data-dependent, as it attempts to keep the economy growing at a reasonable pace and to ward off inflation. While

UBS Cashfund Inc.

the Fed remains focused on the risks of rising inflation, we currently expect the pause to continue through at least the first half of 2007.

Q.	How did you position the Fund’s portfolio during the fiscal year?
A.	At the beginning of the reporting period, we generally focused on a “bulleted” strategy by targeting securities with very specific maturities. For example, we sought to hold securities that matured shortly before Fed meetings, as this would allow us to lock in higher yields after each rate increase. This positioning was beneficial to performance.

Following the Fed’s pause from raising rates in August 2006, we de-emphasized this strategy. As the future direction of short-term interest rates became less certain, we selectively purchased securities maturing within three to six months, among other investments. Later in the fiscal year, we began using a “barbell” strategy. While we continued to buy shorter-term securities, we also sought to extend the portfolio’s weighted average maturity with longer-term securities maturing within nine to 13 months. We did this in an effort to ensure that the portfolio would continue to benefit from any increases in interest rates, while remaining somewhat insulated in the event of a potential easing in the fed funds rate, which did not occur during the period.

Q.	What types of securities did you emphasize over the period?
A.	The Fund maintained relatively large positions in commercial paper throughout the fiscal year but reduced commercial paper holdings over the last six months. Commercial paper is a short-term obligation issued by a corporation or other entity to finance short-term credit needs. The Fund also increased its exposure to certificates of deposit and other short-term corporate obligations over the fiscal year. We found repurchase agreements to be attractive throughout the reporting period. Essentially, repurchase agreements are contracts in which the seller of a security agrees to buy it back at a predetermined time and price, or upon demand. As always, we selected the Fund’s holdings with an eye toward liquidity and quality.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	At the time of this writing, the employment picture is healthy, and, despite the cooling housing market, we believe it is unlikely to cause a recession. We will continue to monitor the factors likely to play a role in the Fed’s future decisions on interest rates, including inflation and the overall strength of the economy. We also remain alert to the ways that strains in the subprime mortgage market could impact the rest of the economy.

UBS Cashfund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS Cashfund Inc.
Head of the Americas
 UBS Global Asset Management (Americas) Inc.

Michael H. Markowitz
Portfolio Manager
UBS Cashfund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the annual period ended March 31, 2007. The views and opinions in the letter were current as of May 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	03/31/07	09/30/06	03/31/06

Seven-day current yield[1]	4.82%	4.83%	4.18%

Seven-day effective yield[1]	4.94	4.94	4.26

Weighted average maturity[2]	53 days	40 days	34 days

Net assets (bln)	$2.5	$2.6	$2.9

Portfolio composition[3]	03/31/07	09/30/06	03/31/06

Commercial paper	65.1%	85.5%	85.3%

Certificates of deposit	18.1	7.8	9.2

Short-term corporate obligations	10.5	4.3	3.8

Repurchase agreements	5.1	2.6	1.2

Money market funds	0.0 [4]	—	0.6

U.S. government agency obligations	1.2	—	—

Other assets less liabilities	(0.0)[4]	(0.2)	(0.1)

Total	100.0%	100.0%	100.0%

1	Yields will fluctuate. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2	The Fund is actively managed and its weighted average maturity will differ over time.

3	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

4	Amount represents less than 0.005%.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

UBS Cashfund Inc.

Statement of net assets—March 31, 2007

Principal
amount		Maturity		Interest
(000)		dates		rates		Value

US government agency obligations—1.21%

$15,000	Federal Home Loan Bank	04/13/07		5.160	[1]%	$14,974,200

15,000	Federal Home Loan Mortgage Corp.	03/26/08		5.350		15,000,000

Total US government agency obligations (cost—$29,974,200)						29,974,200

Certificates of deposit—18.13%

Non-US—9.00%
24,000	Bank of Tokyo-Mitsubishi UFJ Ltd.	08/08/07		5.360		24,000,000

52,000	Calyon N.A., Inc.	01/16/08	to	5.295	to
		03/31/08		5.325		51,995,698

51,000	Mizuho Corporate Bank Ltd.	04/23/07	to
		06/06/07		5.295		51,000,000

27,000	Natixis	04/02/07		5.483	[2]	26,997,491

15,000	Norinchukin Bank Ltd.	06/04/07		5.320		15,000,000

30,000	Toronto-Dominion Bank	10/05/07		5.281		30,000,187

25,000	Westpac Banking Corp.	08/28/07		5.330		25,001,008

						223,994,384

US—9.13%
32,000	American Express, Federal Savings Bank	04/09/07	to
		04/24/07		5.270		32,000,000

25,000	American Express, Federal Savings Bank	04/27/07		5.290	[2]	24,999,929

25,000	Citibank N.A.	05/15/07		5.310		25,000,000

30,000	SunTrust Bank	04/30/07		5.290	[2]	30,000,844

30,000	US Bank N.A.	04/30/07		5.290	[2]	30,001,441

30,000	Wachovia Bank N.A. (Charlotte)	06/01/07		5.350	[2]	30,005,361

55,000	Washington Mutual Bank FA	04/16/07		5.300		55,000,000

						227,007,575

Total certificates of deposit (cost—$451,001,959)						451,001,959

Commercial paper[1]—65.07%

Asset backed-banking—1.59%
40,000	Atlantis One Funding	06/19/07		5.230		39,540,922

Asset backed-miscellaneous—15.85%
70,000	Amsterdam Funding Corp.	04/05/07	to	5.145	to
		05/01/07		5.280		69,777,459

39,536	Atlantic Asset Securitization LLC	04/13/07		5.270		39,466,548

UBS Cashfund Inc.

Statement of net assets—March 31, 2007

Principal
amount		Maturity		Interest
(000)		dates		rates		Value

Commercial paper[1]—(continued)

Asset backed-miscellaneous—(concluded)
$36,120	Barton Capital LLC	04/05/07		5.245%		$36,098,950

20,000	Chariot Funding LLC	04/10/07		5.270		19,973,650

48,500	Falcon Asset Securitization Corp.	04/03/07	to	5.240	to
		04/25/07		5.260		48,410,601

61,000	Old Line Funding Corp.	04/10/07	to
		04/16/07		5.260		60,905,758

50,000	Ranger Funding Co. LLC	04/02/07	to	5.260	to
		05/24/07		5.270		49,764,319

30,000	Regency Markets No.1 LLC	04/18/07		5.275		29,925,271

9,078	Thunderbay Funding	04/12/07		5.260		9,063,410

31,000	Variable Funding Capital Corp.	04/03/07		5.270	to
				5.275		30,990,918

						394,376,884

Asset backed-securities—8.36%
10,000	Cullinan Finance Corp.	06/28/07		5.230		9,872,155

35,000	Grampian Funding LLC	05/21/07		5.155		34,749,410

30,000	K2 (USA) LLC	08/16/07		5.190		29,407,475

30,000	Links Finance LLC	06/07/07		5.210		29,709,108

45,000	Scaldis Capital LLC	06/15/07		5.235		44,509,219

60,140	Solitaire Funding LLC	05/01/07	to	5.200	to
		07/23/07		5.250		59,690,315

						207,937,682

Automobile OEM—1.20%
30,260	PACCAR Financial Corp.	06/13/07		5.210		29,940,311

Banking-non-US—10.81%
20,000	Alliance & Leicester PLC	04/11/07		5.190		19,971,167

25,000	Allied Irish Banks N.A., Inc.	06/07/07		5.210		24,757,590

15,000	Bank of Ireland	04/12/07		5.240		14,975,983

56,000	Depfa Bank PLC	06/18/07	to	5.200	to
		08/02/07		5.225		55,198,442

30,000	Eksportfinans	04/03/07		5.320		29,991,133

25,000	IXIS Commercial Paper Corp.	05/24/07		5.240		24,807,139

40,000	Nationwide Building Society	05/14/07	to	5.225	to
		06/14/07		5.240		39,615,203

UBS Cashfund Inc.

Statement of net assets—March 31, 2007

Principal
amount		Maturity		Interest
(000)		dates		rates		Value

Commercial paper[1]—(continued)

Banking-non-US—(concluded)
$60,000	Northern Rock PLC	05/02/07	to	5.240	to
		05/09/07		5.245%		$59,678,279

						268,994,936

Banking-US—13.74%
30,000	Barclays US Funding Corp.	06/21/07		5.220		29,647,650

10,000	BNP Paribas Finance	05/07/07		5.200		9,948,000

25,000	CBA (Delaware) Finance, Inc.	04/10/07		5.230		24,967,313

60,000	Danske Corp.	05/24/07	to	5.170	to
		06/08/07		5.220		59,475,858

60,000	Dexia Delaware LLC	05/01/07	to	5.225	to
		06/20/07		5.235		59,484,549

60,000	ING (US) Funding LLC	04/10/07	to	5.195	to
		07/31/07		5.230		59,731,992

39,000	San Paolo IMI US Financial Co.	05/22/07		5.225		38,711,319

60,000	Societe Generale N.A., Inc.	04/02/07	to	5.220	to
		04/20/07		5.240		59,881,670

						341,848,351

Brokerage—6.18%
50,000	Bear Stearns Cos., Inc.	04/09/07		5.240		49,941,778

30,000	Greenwich Capital Holdings, Inc.	04/17/07		5.270	[2]	30,000,000

31,500	Greenwich Capital Holdings, Inc.	05/25/07	to
		08/24/07		5.190		30,992,389

23,000	Morgan Stanley	04/02/07		5.350	[2]	23,000,000

20,000	Morgan Stanley	06/29/07		5.180		19,743,878

						153,678,045

Consumer products-nondurables—0.99%
24,710	Procter & Gamble International
	Funding SCA	05/17/07		5.230		24,544,869

Energy-integrated—4.45%
61,000	BP Capital Markets PLC	04/02/07		5.400		60,990,850

50,000	Koch Resources LLC	05/04/07	to
		05/16/07		5.270		49,705,758

						110,696,608

UBS Cashfund Inc.

Statement of net assets—March 31, 2007

Principal
amount		Maturity		Interest
(000)		dates		rates		Value

Commercial paper[1]—(concluded)

Finance-noncaptive diversified—0.58%
$15,000	General Electric Capital Corp.	11/09/07		5.150%		$14,523,625

Insurance-multiline—1.32%
33,000	Swiss RE Financial Products	06/01/07		5.220		32,708,115

Total commercial paper (cost—$1,618,790,348)						1,618,790,348

Short-term corporate obligations—10.53%

Asset backed-securities—3.34%
10,000	Beta Finance, Inc.[3]	01/08/08		5.310		10,000,000

33,000	Cullinan Finance Corp.[3]	04/10/07	to
		04/24/07		5.320	[2]	32,997,356

15,000	Cullinan Finance Corp.[3]	01/16/08		5.320		15,000,000

25,000	Links Finance LLC[3]	04/16/07		5.325	[2]	25,003,166

						83,000,522

Banking-non-US—3.38%
60,000	HBOS Treasury Services PLC[3]	04/02/07		5.390	[2]	60,000,000

24,000	Totta Ireland PLC[3]	04/10/07		5.319	[2]	24,000,000

						84,000,000

Banking-US—1.00%
25,000	Wells Fargo & Co.	06/28/07		5.410	[2]	25,012,010

Finance-noncaptive consumer—0.80%
20,000	HSBC Finance Corp.	04/10/07		5.360	[2]	20,004,637

Finance-noncaptive diversified—2.01%
50,000	General Electric Capital Corp.	04/10/07		5.445	[2]	50,000,000

Total short-term corporate obligations (cost—$262,017,169)						262,017,169

UBS Cashfund Inc.

Statement of net assets—March 31, 2007

Principal
amount			Maturity	Interest
(000)			dates	rates	Value

Repurchase agreements—5.09%

$125,000		Repurchase agreement dated 03/30/07 with Deutsche Bank, collateralized by $49,443,000 Federal Farm Credit Bank obligations, 4.875% due 12/16/15, $2,205,000 Federal Home Loan Bank obligations, 5.125% due 02/22/08, $67,817,000 Federal Home Loan Mortgage Corp. obligations, 4.750% due 01/19/16 and $7,907,000 Federal National Mortgage Association obligations, 5.250% due 09/15/16; (value—$127,504,588); proceeds: $125,055,625	04/02/07	5.340%	$125,000,000

1,698		Repurchase agreement dated 03/30/07 with State Street Bank & Trust Co., collateralized by $1,795,106 US Treasury Notes, 3.625% due 05/15/13; (value—$1,732,985); proceeds: $1,698,672	04/02/07	4.750	1,698,000

Total repurchase agreements (cost—$126,698,000)					126,698,000

Number of
shares
(000)

Money market fund[4]—0.00%[5]

4		AIM Liquid Assets Portfolio		5.230	3,569

0	[7]	UBS Private Money Market Fund LLC[6]		5.260	1

Total money market fund (cost—$3,570)					3,570

Total investments (cost—$2,488,485,246 which approximates cost for federal income tax purposes)—100.03%					2,488,485,246

Liabilities in excess of other assets—(0.03)%					(671,994)

Net assets (applicable to 2,488,049,127 shares of common stock outstanding equivalent to $1.00 per share)—100.00%					$2,487,813,252

1	Interest rates shown are the discount rates at date of purchase.
2	Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates.
The interest rates shown are the current rates as of March 31, 2007, and reset periodically.

UBS Cashfund Inc.

Statement of net assets—March 31, 2007

3	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.72% of net assets as of March 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
4	Rates shown reflect yield at March 31, 2007.
5	Amount represents less than 0.005%.
6	The table below details the Fund’s transaction activity in affiliated issuers for the year ended March 31, 2007.

		Purchases	Sales		Net income earned
		during the	during the		from affiliate
Security	Value at	year ended	year ended	Value at	for the year ended
description	03/31/06	03/31/07	03/31/07	03/31/07	03/31/07

UBS Private Money Market Fund LLC	$—	$3,570	$3,569	$1	$5

7	Amount represents less than 500 shares.
OEM	Original Equipment Manufacturer

Issuer breakdown by country of origin (unaudited)

Percentage of total investments

United States	57.2%

United Kingdom	13.3

France	6.6

Ireland	4.8

Japan	3.6

Netherlands	2.4

Belgium	2.4

Denmark	2.4

Australia	2.0

Italy	1.6

Switzerland	1.3

Canada	1.2

Norway	1.2

Total	100.0%

Weighted average maturity — 53 days

See accompanying notes to financial statements

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006 to March 31, 2007.

Actual expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

	Beginning	Ending
	account value	account value	Expenses paid
	October 1,	March 31,	during period*
	2006	2007	10/01/06 to 03/31/07

Actual	$1,000.00	$1,024.30	$2.78

Hypothetical (5% annual return before expenses)	1,000.00	1,022.19	2.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

UBS Cashfund Inc.

Statement of operations

For the
year ended
March 31, 2007

Investment income:
Interest	$136,564,065

Securities lending income (includes $5 earned from an affiliated entity)	21

136,564,086

Expenses:
Investment advisory and administration fees	10,538,431

Transfer agency and related services fees	3,164,081

Custody and accounting fees	362,729

Insurance expense	134 ,795

State registration fees	129,424

Reports and notices to shareholders	123,769

Professional fees	97,465

Directors’ fees	52,425

Other expenses	53,598

14,656,717

Net investment income	121,907,369

Net realized gain from investment activities	23,750

Net increase in net assets resulting from operations	$121,931,119

See accompanying notes to financial statements

UBS Cashfund Inc.

Statement of changes in net assets

	For the years ended March 31,

	2007	2006

From operations:
Net investment income	$121,907,369	$102,967,747

Net realized gains from investment activities	23,750	10,381

Net increase in net assets resulting from operations	121,931,119	102,978,128

Dividends to shareholders from:
Net investment income	(121,907,369)	(102,967,747)

Net decrease in net assets from
capital share transactions	(385,067,810)	(570,620,845)

Net decrease in net assets	(385,044,060)	(570,610,464)

Net assets:
Beginning of year	2,872,857,312	3,443,467,776

End of year	$2,487,813,252	$2,872,857,312

Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

UBS Cashfund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended March 31,

	2007	2006	2005	2004	2003

Net asset value,
beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0471	0.0320	0.0118	0.0053	0.0115

Dividends from net
investment income	(0.0471)	(0.0320)	(0.0118)	(0.0053)	(0.0115)

Net asset value,
end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[1]	4.81%	3.25%	1.18%	0.53%	1.16%

Ratios/supplemental data:
Net assets,
end of year (000’s)	$2,487,813	$2,872,857	$3,443,468	$4,724,060	$7,299,597

Expenses to average
net assets	0.57%	0.57%	0.56%	0.60%	0.57%

Net investment income to
average net assets	4.71%	3.18%	1.14%	0.53%	1.15%

1	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements

UBS Cashfund Inc.

Notes to financial statements

Organization and significant accounting policies
UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Fund’s Board of Directors (the “Board”) determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required

UBS Cashfund Inc.

Notes to financial statements

about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

UBS Cashfund Inc.

Notes to financial statements

Investment advisor and administrator
The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate

Up to $500 million	0.500%

Next $500 million	0.425

Next $500 million	0.390

Next $500 million	0.380

Next $500 million	0.350

Next $1.0 billion	0.345

Next $500 million	0.325

Next $500 million	0.315

Next $500 million	0.300

Next $500 million	0.290

Over $5.5 billion	0.280

At March 31, 2007, the Fund owed UBS Financial Services Inc. $854,712 for investment advisory and administration fees.

UBS Global AM serves as sub-advisor and sub-administrator to the Fund pursuant to sub-advisory and sub-administration contracts (“Sub-Advisory and Sub-Administration Contracts”) between UBS Financial Services Inc. and UBS Global AM. In accordance with the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the Fund) paid UBS Global AM aggregate fees, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund’s average daily net assets.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through

UBS Cashfund Inc.

Notes to financial statements

Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended March 31, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $2,064,734,191.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor or sub-advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees
UBS Financial Services Inc. provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC Inc. (“PFPC”), the Fund’s transfer agent, and is compensated for these services by PFPC, not the Fund.

For the year ended March 31, 2007, UBS Financial Services Inc. received from PFPC, not the Fund, $1,926,149 of the total transfer agency and related services fees paid by the Fund to PFPC.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the Fund’s lending agent. For the year ended March 31, 2007, UBS

UBS Cashfund Inc.

Notes to financial statements

Securities LLC earned $8 in compensation as the Fund’s lending agent. At March 31, 2007, the Fund owed UBS Securities LLC $8 in compensation for services as its lending agent. The Fund did not have any securities on loan at March 31, 2007.

Other liabilities and components of net assets
At March 31, 2007, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$2,935,845

Other accrued expenses*	1,031,295

* Excludes investment advisory and administration fees.

At March 31, 2007, the components of net assets were as follows:

Accumulated paid in capital	$2,487,622,802

Accumulated net realized gain from investment activities	190,450

Net assets	$2,487,813,252

Federal tax status
The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended March 31, 2007 and March 31, 2006 was ordinary income.

At March 31, 2007 the component of accumulated earnings on a tax basis was undistributed ordinary income of $3,126,295.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended March 31, 2007, accumulated undistributed net investment income was increased by $23,750 and accumulated net realized gains from investment transactions were decreased by $23,750. These differences are primarily due to reclassifications of distributions for tax purposes.

UBS Cashfund Inc.

Notes to financial statements

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day of this Fund’s September 30, 2007 semi-annual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Capital share transactions
There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the years ended March 31,

	2007	2006

Shares sold	11,524,336,572	18,543,746,976

Shares repurchased	(12,027,720,400)	(19,212,180,426)

Dividends reinvested	118,316,018	97,812,605

Net decrease in shares outstanding	(385,067,810)	(570,620,845)

UBS Cashfund Inc.

Report of Ernst &Young LLP, Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of UBS Cashfund Inc.

We have audited the accompanying statement of net assets of UBS Cashfund Inc. (the “Fund”), as of March 31, 2007, and the related Statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and Financial highlights referred to above present fairly, in all material respects, the financial position of UBS Cashfund Inc. at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the Financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
May 17, 2007

UBS Cashfund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Cashfund Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

Interested Director

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years

Meyer Feldberg††; 65 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1990	Professor Feldberg is Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

UBS Cashfund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and SAPPI, Ltd.(producer of paper).

UBS Cashfund Inc.

Supplemental information (unaudited)

Independent Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Richard Q. Armstrong; 71 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 66 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is a consultant on non- management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (since June 2003). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.

Richard R. Burt; 60 Kissinger McCarty Associates 900 17th Street N.W. Washington DC 20006	Director	Since 1996	Mr. Burt is a senior advisor to Kissinger McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 66 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a Managing Director at PIMCO Advisory Services (from 1999 to 2001) where he served as President of closed-end funds and Vice-President of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 47 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), the Philanthropy Roundtable (vice chairman) and the Hoover Institution (executive committee).

UBS Cashfund Inc.

Supplemental information (unaudited)

Number of
portfolios in fund complex	Other directorships
overseen by director	held by director

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”) (since 2005). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 39	Vice President and Assistant Treasurer	Since 2006	Ms. Bubloski is an associate director (since 2003) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region with which she has been employed since 1994. Ms. Bubloski is vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Thomas Disbrow*; 41	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. He has been with UBS Global AM—Americas region since 1999. Mr. Disbrow is a vice president and treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Mark F. Kemper**; 49	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael H. Markowitz**; 42	Vice President	Since 2001	Mr. Markowitz is a managing director (since 2004), portfolio manager and head of US short duration fixed income (since 2003) of UBS Global AM—Americas region. Mr. Markowitz is a vice president of five investment companies (consisting of 24 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Joseph McGill*; 44	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel, J.P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy Osborn*; 40	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 50	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was Chief Administrative Officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); Representative Director and President of UBS Global Asset Management (Japan) Ltd.(2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 93 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s)
	Position(s)	office† and	during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	Fund	time served	for which person serves as officer

Keith A. Weller*; 45	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office for an indefinite term. Each director who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Michael H. Markowitz
Vice President and Secretary	Vice President

Investment Advisor and
Administrator
UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Sub-Advisor and
Sub-Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $53,500 and $54,900, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,773 and $3,712, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements and (2) review of the consolidated 2005 and 2004 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $11,200 and $10,775, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended March 31, 2007 and March 31, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through November 6, 2006)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

_______________

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2007 and March 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended March 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended March 31, 2007 and March 31, 2006, the aggregate fees billed by E&Y of $1,966,585 and $1,756,626, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$14,973	$14,487
Non-Covered Services	1,951,612	1,742,139

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed June 9, 2004 (Accession Number: 0001047469-04-019911)(SEC File No. 811-02802).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	June 8, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	June 8, 2007